                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)2))

     /X/  Definitive Proxy Statement

     / /  Definitive Additional Materials

     / /  Soliciting Material Pursuant to Rule 14a-12

                               SL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of filing fee (check the appropriate box):

     /X/  No fee required.

     / /  Fee computed on table  below  per  Exchange  Act Rules 14a-6(i)(1) and
           0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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        / / Fee paid previously with preliminary materials:

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        / / Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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                                       2

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054
                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 29, 2003
                                -----------------

To The Holders of Our Common Stock:

          We invite you to attend our annual shareholders'  meeting on Thursday,
May 29, 2003 at the Warwick  Hotel,  65 West 54th Street,  New York, New York at
1:30  P.M.,  Eastern  Time.  At the  meeting,  you will  hear an  update  on our operations, have a chance to meet some of our directors and executives, and will act on the following matters:

          1)   To elect eight (8)  directors  until the next  annual  meeting in
               2004 or until their successors have been elected and qualified;

          2)   To  ratify  the   appointment   of  Grant  Thornton  LLP  as  our
               independent accountants for fiscal 2003; and

          3)   Any other matters that properly come before the meeting.

          This  booklet  includes a formal  notice of the  meeting and the proxy statement.  The proxy  statement  tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

          Only record holders of SL Industries,  Inc.  common stock at the close of business on April 22, 2003 will be entitled to vote on the foregoing  matters at the annual  meeting.  Even if you only own a few shares or common  stock,  we want  your  shares  to be  represented  at the  annual  meeting.  I urge  you to complete,  sign,  date and  return  your  proxy card  promptly  in the  enclosed envelope.

          We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                         Sincerely yours,

                                         DAVID R. NUZZO
                                         Secretary

Dated:  Mt. Laurel, New Jersey
        April 29, 2003

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 727-1500

                                 PROXY STATEMENT

INTRODUCTION

            This  Proxy   Statement  is  furnished   in   connection   with  the
            solicitation by the Board of Directors of SL Industries, Inc., a New
            Jersey corporation  (the "Company") of proxies in the  accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held on May 29,  2003,  and any  adjournment  or  postponement thereof (the "Meeting"). This Proxy Statement, the accompanying form of proxy and the Company's Annual Report on Form 10-K for the fiscal year ended  December 31, 2002 (the "2002  Annual  Report") are being mailed to  shareholders  on or about  April  29,  2003.  The  shares represented  by the proxies  received  pursuant to the  solicitation made hereby and not revoked will be voted at the Meeting.

MEETING OF SHAREHOLDERS

            The Meeting will be held at the Warwick Hotel,  65 West 54th Street,
            New York, New York, on Thursday, May 29, 2003, at 1:30 P.M., Eastern
            Time.

RECORD DATE AND VOTING

            The Board of Directors fixed the close of business on Tuesday, April
            22,  2003,   as  the  record  date  (the  "Record   Date")  for  the
            determination  of  holders  of  outstanding  shares  of the  Company entitled  to notice of and to vote on all matters  presented  at the
            Meeting.  Such  shareholders  will be  entitled to one vote for each share held on each matter submitted to a vote at the Meeting. On the
            Record Date,  there were  5,907,700  shares of the Company's  Common
            Stock,  $.20 par value per share (the  "Common  Stock"),  issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

PURPOSES OF THE MEETING

            The  purposes of the  Meeting  are to vote upon (i) the  election of eight (8) directors for the ensuing year,  (ii) the  ratification of
            Grant  Thornton LLP as the  Company's  independent  auditors for the fiscal year ending  December 31, 2003 and (iii) such other  business as may  properly  come  before the Meeting  and any  adjournment  or postponement thereof.

QUORUM AND REQUIRED VOTE

            Under  the  By-Laws  of the  Company,  the  presence  of a quorum is required  for each  matter  to be  acted  upon at the  Meeting.  The presence,  either in person or by properly  executed  proxy,  of the holders of a majority of the  outstanding  shares of Common Stock of the Company is necessary  to  constitute a quorum for the purpose of acting on the matters  referred  to in the Notice of Annual  Meeting accompanying  this Proxy Statement and any other proposals which may properly come before the Meeting.  Broker  non-votes and abstentions will be counted only for the purpose of determining whether a quorum is  present at the  Meeting.  Broker  non-votes  occur when a broker returns  a proxy  but  does  not  have  the  authority  to vote on a particular proposal.

            The director nominees receiving a plurality of the votes cast during the  meeting  will be  elected  to fill the  seats  of our  Board of
            Directors.  For the other  proposals to be approved,  we require the favorable  vote of a majority of the votes  cast.  Only votes for or against a proposal count.  Votes which are withheld from voting on a proposal  will be  excluded  entirely  and will  have no  effect  in determining  the quorum or the  majority of votes cast.  Abstentions and  broker  non-votes  count for quorum  purposes  only and not for voting purposes.

PROXIES

            The Board of Directors is asking for your proxy. Giving the Board of
            Directors  your proxy means you  authorize it to vote your shares at the meeting in the manner you direct.  You may vote for all, some or none of the director nominees.  You may also vote for or against the other proposals or abstain from voting.

            On the  matters  coming  before the Meeting as to which a choice has been specified by a shareholder by means of the ballot on the proxy, the shares will be voted accordingly.  If no choice is so specified, the shares will be voted (i) FOR the  election of the  nominees  for
            director  listed  in  this  Proxy   Statement,   and  (ii)  FOR  the
            ratification  of Grant  Thornton  LLP as the  Company's  independent auditors, all as referred to in Items 1 and 2, respectively,  in the
            Notice of Annual  Meeting of  Shareholders  and as described in this
            Proxy Statement.

            The  form  of  proxy   accompanying  this  Proxy  Statement  confers
            discretionary  authority upon the named proxyholders with respect to
            amendments  or   variations   to  the  matters   identified  in  the
            accompanying Notice of Meeting and with respect to any other matters which may properly  come before the Meeting.  As of the date of this
            Proxy  Statement,  management  of  the  Company  knows  of  no  such amendment or variation or of any matters expected to come before the
            Meeting  which are not  referred  to in the  accompanying  Notice of
            Annual Meeting.

            A  shareholder  who has  given a proxy  may  revoke  it by voting in person at the Meeting, by giving written notice of revocation to the
            Secretary  of the  Company or by giving a later  dated  proxy at any time before voting.

            Only holders of Common Stock, their proxy holders, and the Company's invited  guests may attend  the  Meeting.  If you wish to attend the
            Meeting in person but you hold your  shares  through  someone  else, such as a  stockbroker,  you must bring proof of your  ownership and identification with a photo at the Meeting.  For example,  you could bring an account  statement  showing that you beneficially  owned SL
            Industries,  Inc. shares as of April 22, 2003 as acceptable proof of ownership.

                                       3

COSTS OF SOLICITATION

            The  Company  will  bear  the cost of  printing  and  mailing  proxy materials,  including the reasonable expenses of brokerage firms and others for  forwarding the proxy  materials to beneficial  owners of
            Common Stock. In addition to solicitation by mail,  solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation;  and may be made in person or by telephone or telegraph.  No additional  compensation will be paid to any  director,  officer  or  employee  of the  Company  for  such solicitation.

                          ITEM 1: ELECTION OF DIRECTORS

            The  Company  has one class of  directors,  each  serving a one-year term.  Directors  elected at the  Meeting  will serve until the 2004
            Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

            Set forth below are the names and ages of the nominees for directors and their  principal  occupations  at present  and for the past five years. There are, to the knowledge of the Company,  no agreements or understandings  by which  these  individuals  were so  selected.  No family  relationships  exist  between  any  directors  or  executive officers (as such term is defined in Item 402 of Regulation S-K).

                                                         All Offices
                                                         with the                                Director
                    Name                       Age       Company                                 Since
                    ----                       ---       -------                                 -----

             Warren G.                         37        Chairman of the Board and Chief         2002
             Lichtenstein(1)                             Executive  Officer

             Glen Kassan(1)                    59        President and Director                  2002

             J. Dwane Baumgardner(2)           62        Director                                1990

             Mark E. Schwarz(1)(2)(3)          42        Director                                2002

             James Henderson                   44        Director                                2002

             Steven Wolosky(3)                 47        Director                                2002

             Avrum Gray(2)                     67        Director                                2002

             James A. Risher                   60        Nominee

            (1) Member of Executive Committee.

            (2) Member of Audit Committee.

            (3) Member of Compensation Committee.

BUSINESS BACKGROUND

     The  following is a summary of the business  background  and  experience of each of the persons named above:

     WARREN G.  LICHTENSTEIN  was  elected  Chairman of the Board on January 24,
     2002 and Chief Executive Officer on February 4, 2002. Mr.  Lichtenstein had
     previously  served as a  director  of the  Company  from 1993 to 1997.  Mr.
     Lichtenstein  has served as the  Chairman of the Board,  Secretary  and the
     Managing  Member of Steel  Partners,  L.L.C.,  the general partner of Steel
     Partners II, L.P.  ("Steel") since January 1, 1996. Prior to such time, Mr.
     Lichtenstein was the Chairman and a director of Steel Partners,  Ltd. ("Old
     Ltd."), the general partner of Steel Partners  Associates,  L.P., which was the general partner of Steel, from 1993 until prior to January 1, 1996. Mr.
     Lichtenstein  was the  acquisition/risk  arbitrage  analyst  at  Ballantrae
     Partners,  L.P., a private investment  partnership formed to invest in risk arbitrage, special situations and undervalued companies, from 1988 to 1990.
     Mr.  Lichtenstein has served as a director and the Chief Executive  Officer of Gateway Industries, Inc. ("Gateway"), a provider of database development and Web site design and development services, since 1994 and as Chairman of the  Board  since  1995.  He  has  served  as a  director  of  WebFinancial
     Corporation ("WebFinancial"),  a consumer and commercial lender, since 1996 and as its President and Chief  Executive  Officer since December 1997. Mr.
     Lichtenstein has served as a Director and the President and Chief Executive
     Officer of Steel  Partners  Ltd.  ("New Ltd."),  a management  and advisory company that provides  management services to Steel and other affiliates of
     Steel,  since June 1999 and as its Secretary and Treasurer  since May 2001.
     Mr.  Lichtenstein  served as President  of Steel  Partners  Services,  Ltd.
     ("SPS"), a management and advisory company, from October 1999 through March
     2002.  SPS provided  management  services to Steel and other  affiliates of
     Steel  until  March  2002,  when New Ltd.  acquired  the  rights to provide certain management services from SPS. He has also served as Chairman of the
     Board  of  Directors  of  Caribbean   Fertilizer  Group  Ltd.   ("Caribbean
     Fertilizer"),  a private  company engaged in the production of agricultural products in Puerto Rico and Jamaica,  since June 2000. Mr.  Lichtenstein is also a director of the following  other publicly held  companies:  Puroflow
     Incorporated  ("Puroflow"),   a  designer  and  manufacturer  of  precision
     filtration  devices;  ECC International  Corp.  ("ECC"), a manufacturer and marketer  of  computer-controlled  simulators  for  training  personnel  to perform maintenance and operator procedures on military weapons; and United
     Industrial  Corporation  ("UIC"),  a  designer  and  producer  of  defense, training, transportation and energy systems.

     GLEN KASSAN was elected as a Director on January 24, 2002 and as  President on February 4, 2002.  Mr. Kassan has served as Executive  Vice President of
     New Ltd. since March 2002. Mr. Kassan served as Executive Vice President of
     SPS from June 2001 through March 2002 and Vice  President from October 1999 through  May  2001.  He has also  served as Vice  Chairman  of the Board of
     Directors  of Caribbean  Fertilizer  since June 2000.  Mr.  Kassan has also served  as  Vice  President,  Chief  Financial  Officer  and  Secretary  of
     WebFinancial  since  June 2000.  From 1997 to 1998,  Mr.  Kassan  served as
     Chairman and Chief  Executive  Officer of Long Term Care Services,  Inc., a
     privately owned healthcare  services company which Mr. Kassan co-founded in
     1994 and initially served as Vice Chairman and Chief Financial Officer. Mr.
     Kassan is currently a director of Puroflow and UIC.

     J. DWANE  BAUMGARDNER  has been a Director since 1990. Mr.  Baumgardner has been  Vice  Chairman  and  President  of  Magna  Donnelly  Corporation,  an
     automotive   supplier  of  exterior  and  interior  mirror,   lighting  and
     engineered glass systems, since January 2003. Prior to January 2003, he had
     been  the  Chief   Executive   Officer  and  President  of  Magna  Donnelly
     Corporation  since October 2002.  Magna  Donnelly  Corporation  is a wholly owned  subsidiary  of Magna  International  Inc.  that was  established  in
     October 2002 by the merger of Donnelly Corporation and

     Magna Mirror Systems.  Prior to October 2002, Mr.  Baumgardner had been the
     Chairman and Chief Executive Officer of Donnelly Corporation, an automotive supplier,  since 1986.  Mr.  Baumgardner is currently a Director of Wescast
     Industries  and Scanlon  Leadership  Network  (where he served as President from 1983 to 1985).

     MARK E. SCHWARZ was elected as a Director on January 24, 2002.  Mr. Schwarz has served as the general  partner,  directly or through  entities which he controls,  of Newcastle  Partners,  L.P., a private  investment firm, since
     1993.  Mr.  Schwarz  was Vice  President  and  Manager of Sandera  Capital,
     L.L.C.,  a private  investment firm  affiliated with Hunt Financial  Group,
     L.L.C.,  a  Dallas-based  investment  firm  associated  with the Lamar Hunt family ("Hunt"),  from 1995 to September 1999 and a securities  analyst and portfolio  Manager for SCM  Advisors,  L.L.C.,  formerly a  Hunt-affiliated registered investment advisor, from May 1993 to 1996. Mr. Schwarz currently serves as a  director  of the  following  companies:  WebFinancial;  Nashua
     Corporation,  a specialty paper, label, and printing supplies manufacturer;
     Bell Industries,  Inc., a provider of computer systems and services;  Pizza
     Inn, Inc., a franchisor and operator of pizza restaurants; and Tandycrafts,
     Inc., a manufacturer  of picture  frames and mirrors.  Mr. Schwarz has also served  as  Chairman  of the  Board  of  Directors  of  Hallmark  Financial
     Services,  Inc., a property and casualty  insurance holding company,  since
     October 2001, and as its Chief  Executive  Officer since January 2003. From
     October 1998 through April 1999,  Mr. Schwarz served as a director of Aydin
     Corporation ("Aydin"), a defense electronics manufacturer.

     JAMES R.  HENDERSON  was  elected as a Director on January  24,  2002.  Mr.
     Henderson has served as a Vice  President of New Ltd. since March 2002. Mr.
     Henderson  served as a Vice President of SPS from August 1999 through March
     2002. He has also served as President of Gateway since  December  2001. Mr.
     Henderson  has served as a director of ECC since  December  1999 and acting
     Chief  Executive  Officer  since  July  2002.  He has also  served  as Vice
     President of Operations of WebFinancial since September 2000; a director of
     WebBank, a subsidiary of WebFinancial, since March 2002; and a director and
     Chief Operating Officer of WebFinancial Holdings Corporation,  a subsidiary of WebFinancial,  since January 2000. From 1996 to July 1999, Mr. Henderson was employed in various  positions  with Aydin,  which included a tenure as
     President and Chief Operating Officer from October 1998 to June 1999. Prior to his employment  with Aydin,  Mr.  Henderson was employed as an executive with UNISYS Corporation, an e-business solutions provider.

     STEVEN  WOLOSKY was elected as a Director on January 24, 2002.  Mr. Wolosky has been a partner  of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,
     counsel to the Company and Steel,  for more than five years. Mr. Wolosky is a director of New Ltd. He serves as  Secretary  of Gateway and as Assistant
     Secretary of WHX Corporation, a New York Stock Exchange listed company.

     AVRUM GRAY was elected as a Director on May 23, 2002. He is the Chairman of
     G-Bar Limited Partnership,  one of the nation's largest independent options
     trading  firms  and  a  leading  specialist  in  computer-based   arbitrage
     activities in the  derivative  markets,  and has held this  position  since
     1981. Mr. Gray is also a Director of Nashua Corporation, a specialty paper, label and printing  supplies  manufacturer,  Lynch  Corporation,  a holding
     company  with  subsidiaries   engaged  in  manufacturing  and  distributing
     frequency  control  devices  and glass  forming  and other  equipment,  and
     Material Sciences Corporation,  a materials solution provider.  Mr. Gray is the former  Chairman  of the Board of Lynch  Systems,  Inc.,  a glass press supplier  to the  television  and  computer  industry,  and a former  Chief
     Executive  Officer of a  privately  held  manufacturer  of  components  and devices for the  automotive  aftermarket.  Additionally,  Mr. Gray has been
     Chairman of the Board of Spertus College,  as well as a board member of the
     Illinois Institute of

     Technology, the Stuart School, and a number of philanthropic organizations, including the Jewish Federation of Chicago.

     JAMES A.  RISHER  has been the  Managing  Partner of Lumina  Group,  LLC, a private  company  engaged in the business of  consulting  and  investing in small and mid-size  companies,  since 1998.  He also served as Chairman and
     Chief Executive  Officer of BlueStar  Battery Systems  International,  Inc.
     ("BlueStar"),  a Canadian public company that is an e-commerce  distributor of electrical and electronic  products to selected  automotive  aftermarket segments and targeted industrial  markets,  from February 2001 to May 2002.
     BlueStar  filed  CCAA  (a  petition  for   reorganization   under  Canadian
     bankruptcy laws) in August 2001, and a plan of reorganization  was approved in November 2001. From 1986 to 1998, Mr. Risher served as a director, Chief
     Executive Officer and President of Exide Electronics Group, Inc. ("Exide"),
     a global  leader in the  uninterruptible  power  supply  industry.  He also served as Chairman of Exide from December 1997 to July 1998.

DIRECTOR COMPENSATION

     Outside (i.e., non-employee) directors receive the following fees:

     - $4,375  quarterly  retainer  fee;
     - $1,000  for each  Board of  Directors meeting attended; and
     - $750 for each committee meeting attended.

     In fiscal year 1993, the Board of Directors adopted a Non-Employee Director
     Non-Qualified Stock Option Plan (the "Directors' Plan"), which was approved by the  shareholders  at the  Company's  1993  Annual  Meeting.  Under  the
     Directors' Plan, non-employee Directors have the right annually to elect to receive  non-qualified  stock options in lieu of all or a stated percentage of retainer and/or regular quarterly Board meeting  attendance fees payable for the upcoming  fiscal year. The number of shares covered by such options is determined  at the time such fees would  otherwise be payable based upon the fair market value of the Company's Common Stock at such times,  except, with  respect to an  election  to defer all such fees,  such  determination shall be based upon 133% of fair market value at such times.  Elections are irrevocable. The Directors' Plan expires in 2003.

     Under the Directors Plan, each director eligible under the plan elected for fiscal  year 2002 to date to receive  non-qualified  options in lieu of all such  fees.  Neither  Messrs.  Lichtenstein  nor  Kassan  are  eligible  to participate in this plan. In accordance with such elections,  the directors received options to acquire shares of Common Stock as follows:

                                         Options Received
                                         ----------------
            J. Dwane Baumgardner              29,027
            Mark E. Schwarz                   26,123
            James Henderson                   20,824
            Steven Wolosky                    22,338
            Richard Smith                     17,796
            Avrum Gray                        13,378

BOARD COMMITTEES AND MEETINGS

            The Board of Directors  met on 15  occasions  during the fiscal year ended December 31, 2002.  There are three Committees of the Board of
            Directors:  the  Executive  Committee,  the Audit  Committee and the
            Compensation  Committee.  The members of the Executive Committee are
            Warren  G.  Lichtenstein,  Glen  Kassan  and  Mark E.  Schwarz.  The
            Executive  Committee  did not meet  during  the  fiscal  year  ended
            December 31, 2002. The Executive  Committee has and may exercise all the authority of the Board of  Directors,  except that the Executive
            Committee  cannot  make,  alter or repeal any By-Law of the Company, elect or appoint any  director  or remove any  officer or  director,
            submit  to  shareholders   any  action  that  requires   shareholder
            approval,  or amend or repeal any resolution  previously  adopted by the  Board  of  Directors,  which  by  its  terms  is  amendable  or repealable only by the Board of Directors.  The members of the Audit
            Committee are Avrum Gray, Mark E. Schwarz and J. Dwane  Baumgardner.
            The Audit  Committee  met on six  occasions  during the fiscal  year ended December 31, 2002. The primary  purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting  activities.  The Audit
            Committee  annually selects  independent public accountants to serve as auditors of the Company's  books,  records and accounts,  reviews the scope of the audits  performed  by such  auditors  and the audit reports  prepared  by them and reviews and  monitors  the  Company's internal accounting procedures. A report from the Audit Committee is also included in this Proxy Statement,  see Audit Committee  Report.
            The members of the  Compensation  Committee  are Mark E. Schwarz and
            Steven  Wolosky.  The  Compensation  Committee  met on one  occasion during the fiscal year ended  December  31, 2002.  The  Compensation
            Committee reviews compensation arrangements and personnel matters.

            The Company does not presently have a nominating committee,  and the customary  functions of such  committee  are being  performed by the entire board.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934 requires the
            Company's directors and officers,  and persons who own more than 10%
            of a registered class of its equity  securities,  to file reports of ownership  and changes in ownership of such equity  securities  with the  Securities  and  Exchange  Commission  ("SEC") and the New York
            Stock  Exchange.  Such entities are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

            Based  solely on a review of the copies of such Forms  furnished  to the  Company  and  written  representations  that  no  Form  5s were required,  the Company believes that its directors and officers, and greater than 10% beneficial  owners,  have complied with all Section
            16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The  following  table  sets  forth  certain  information   regarding
            ownership  of our  common  stock,  as of April 22,  2003  (except as otherwise  noted),  by: (i) each  person or entity  (including  such person's or entity's address) who is known by us to own beneficially more  than  five  percent  of our  common  stock,  (ii)  each of our
            Directors  and nominees for Director who  beneficially  owns shares,
            (iii) each Named  Executive  Officer  (as  defined  under  Executive
            Compensation) who beneficially  owns shares,  and (iv) all executive officers and Directors as a group. The information  presented in the table is based upon the most recent  filings with the Securities and
            Exchange  Commission by such persons or upon  information  otherwise provided by such persons to us.

                                                        Number of Shares
            Name of Beneficial Owner                   Beneficially Owned(1)            Percentage Owned(2)
            ------------------------                   ---------------------            -------------------

            The Gabelli Funds                                  1,550,700(3)                   26.2%
            One Corporate Center
            Rye, NY  10580-1435

            Oaktree Capital Management, LLC                      525,000(4)                    8.9%
            333 South Grand Avenue
            28th Floor
            Los Angeles, CA  90071

            Steel Partners II, L.P.                              746,250(5)                   12.6%
            150 East 52nd Street
            21st Floor
            New York, NY  10022

            J. Dwane Baumgardner                                  93,666(6)                    1.6%

            David R. Nuzzo                                        61,436(7)                    1.0%

            Warren Lichtenstein                                  756,550(8)                   12.8%

            Glen Kassan                                                0(5)                       *

            Avrum Gray                                            39,578(9)                       *

            James Henderson                                   20,824(5)(10)                       *

            Mark E. Schwarz                                  243,473(5)(11)                    4.1%

            Richard Smith(12)                                    17,796(10)                       *

            Steven Wolosky                                    22,338(5)(10)                       *

            James A. Risher                                               0                       *

            All Directors and Executive
            Officers as a Group                               1,255,661(13)                   20.4%

            * Less than one percent (1%).

            (1) Beneficial  ownership is determined in accordance with the rules of the Securities and Exchange Commission.  Under such rules, shares are  deemed to be  beneficially  owned by a person or entity if such person or entity  has or shares  the power to vote or dispose of the shares,  whether  or not such  person  or  entity  has any  economic interest in such shares. Except as otherwise indicated,  and subject to  community  property  laws  where  applicable,  the  persons  and entities  named in the table above have sole  voting and  investment
            power  with   respect  to  all  shares  of  common  stock  shown  as
            beneficially  owned by them.  Shares  of  common  stock  subject  to options or warrants  currently  exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant but are not deemed  outstanding for purposes of computing the percentage ownership of any other person or entity.

            (2) Based upon 5,907,700 shares outstanding as of April 22, 2003.

            (3) Based upon a Schedule  13D/A  Amendment No. 20 filed on April 4,
            2002 with the Securities  and Exchange  Commission by Gabelli Funds,
            LLC  in  addition  to  other  information.   Gabelli  Group  Capital
            Partners,  Inc.  makes  investments  for its own  account and is the parent company of Gabelli Asset  Management Inc. Mario J. Gabelli is
            the Chairman of the Board of Directors,  Chief Executive Officer and
            majority shareholder of Gabelli Partners.  Gabelli Asset Management, a public  company  listed  on the New York  Stock  Exchange,  is the parent  company of a variety of companies  engaged in the securities business,  including  (i)  GAMCO  Investors,  Inc.,  a  wholly-owned subsidiary  of  Gabelli  Asset  Management,  an  investment  adviser registered  under the  Investment  Advisers Act of 1940, as amended, which provides  discretionary  managed account services for employee
            benefit  plans,  private  investors,  endowments,   foundations  and
            others;  (ii) Gabelli Advisers,  Inc., a subsidiary of Gabelli Asset
            Management,  which provides  discretionary  advisory services to The
            Gabelli  Westwood  Mighty  Mites  Fund;  (iii)  Gabelli  Performance
            Partnership  L.P.,  a limited  partnership  whose  primary  business purpose is investing in securities  (Mario J. Gabelli is the general
            partner   and  a   portfolio   manager   for   Gabelli   Performance
            Partnership);  (iv) Gabelli  International  Limited,  a  corporation whose primary business purpose is investing in a portfolio of equity securities and securities  convertible  into, or  exchangeable  for, equity  securities  offered  primarily  to persons  who are  neither citizens nor residents of the United States;  and (v) Gabelli Funds,
            LLC, an investment adviser registered under the Investment  Advisers
            Act, which presently provides discretionary managed account services for various registered investment companies.

            Includes the following shares deemed to be owned beneficially by the following affiliates: 1,263,200 shares held by GAMCO; 107,000 shares held by Gabelli International;  98,500 shares held by Gabelli Funds;
            1,000 shares held by Gabelli Foundation, Inc., a private foundation;
            16,000  shares held by Gabelli  Advisers;  and 65,000 shares held by
            Gabelli  Performance  Partnership.  Each of the  Gabelli  affiliates claims sole voting and dispositive power over the shares held by it.
            The foregoing  persons do not admit to  constituting  a group within the meaning of Section 13(d) of the Exchange  Act.  Mario J. Gabelli
            is the Chief Investment  Officer of each of the Gabelli  affiliates;
            the majority  stockholder and Chairman of the Board of Directors and
            Chief  Executive  Officer  of Gabelli  Partners;  the  president,  a trustee and the investment  manager of the Gabelli  Foundation;  and the general  partner and portfolio  manager for Gabelli  Performance
            Partnership.

            GAMCO,  Gabelli Advisors,  and Gabelli Funds, each has its principal business  office  at One  Corporate  Center,  Rye,  New York  10580.
            Gabelli Performance Partnership has its principal business office at
            401

            Theodore Freund Ave., Rye, New York 10580. Gabelli International has
            its principal  business office at c/o Fortis Fund Services  (Cayman)
            Limited,  Grand  Pavillion,  Commercial  Centre,  802 West Bay Road,
            Grand Cayman,  British West Indies.  The Gabelli  Foundation has its
            principal offices at 165 West Liberty Street, Reno, Nevada 89501.

            (4) Oaktree Capital Management,  LLC, a California limited liability company, is deemed to have beneficial ownership of 525,000 shares as of June 30,  2001.  The  principal  business of Oaktree is providing investment  advice and  management  services  to  institutional  and individual  investors.  Oaktree's  general  partner is OCM Principal
            Opportunities Fund, L.P., a Delaware limited partnership.

            (5) Based upon a Schedule  13D/A  Amendment  No. 10 filed jointly on
            September 5, 2002 with the  Securities  and Exchange  Commission  by
            Steel, Mr. Lichtenstein, Newcastle Partners, L.P., Newcastle Capital
            Management,  L.P., Newcastle Capital Group, L.L.C., Mr. Schwarz, Mr.
            Kassan,  Mr.  Henderson  and  Mr.  Wolosky,  in  addition  to  other information.  In such filing each of Messrs.  Kassan,  Henderson and
            Wolosky report that they beneficially own no shares of common stock.

            (6) Includes 2,000 shares owned by Mr. Baumgardner and 91,666 shares which  Mr.  Baumgardner  has the right to  acquire  at any time upon exercise of stock options.

            (7)  Includes  4,500  shares  owned  by  Mr.  Nuzzo,   5,936  shares
            beneficially  owned by Mr. Nuzzo as a participant in our Savings and
            Pension  Plan,  and 51,000  shares  which Mr. Nuzzo has the right to acquire at any time upon exercise of stock options.

            (8) Includes the 746,250 shares of which,  by virtue of his position as Chairman of the Board,  Chief Executive  Officer and Secretary of
            Steel (as described in Note 5 above), Mr. Lichtenstein has the power to vote and dispose.

            (9) Includes 3,500 shares held by Mr. Gray's  Individual  Retirement
            Account, 13,400 shares held by 1993 GF Limited Partnership, in which the general  partner is a corporation  owned solely by Mr. Gray, and
            6,800 shares held by AVG Limited Partnership, in which Mr. Gray is a general  partner.  Also  includes  2,500  shares held by JYG Limited
            Partnership,  in which Mr. Gray's spouse is a general  partner,  and
            13,378  shares  which Mr.  Gray has the right to acquire at any time upon  exercise of stock  options.  Except for the shares held in his
            Individual  Retirement Account and by JYG Limited  Partnership,  Mr.
            Gray disclaims beneficial ownership of these shares.

            (10)  Represents  options to acquire  shares of Common  Stock at any time.

            (11) Includes  217,350 shares of which, by virtue of his position as
            Managing  Member of Newcastle  Capital Group,  L.L.C.,  which is the general partner of Newcastle Capital Management,  L.P., which is the general  partner of Newcastle  Partners,  L.P,  Mr.  Schwarz has the power to vote and dispose.  Also  includes  26,123  shares which Mr.
            Schwarz has the right to acquire at any time upon  exercise of stock options.

            (12) Richard Smith is not standing for  re-election to the Company's
            Board of Directors.

            (13) Includes 234,875 shares which directors and executive  officers have the  right to  acquire,  at any  time,  upon  the  exercise  of nonqualified and incentive stock options granted by us.

                                       10

                             EXECUTIVE COMPENSATION

            The  following  table  sets  forth  certain  information   regarding
            compensation  awarded to,  earned by or paid to the Chief  Executive
            Officer and each of the Company's  other  executive  officers  whose total annual salary and bonus exceeded $100,000 during the year 2002
            (the "Named  Executive  Officers")  for  services in all  capacities during  the years  ended  December  31,  2002,  2001 and 2000.  Owen
            Farren's  employment  with  the  Company  was  terminated  effective
            February  4,  2002 and  Jacob  Cherian  resigned  from  the  Company effective April 26, 2002.

SUMMARY COMPENSATION TABLE
                                                                                          Long-Term
                                                                                          Compensation
                                                                                          Awards
                                                                                          Securities             All Other
Name and                                                   Annual Compensation            Underlying           Compensation
Principal Position                            Year         Salary ($)       Bonus($)      Options/SARs (#)       ($)(4)(5)
------------------                            ----         ----------      ---------      ----------------       ---------

Warren G. Lichtenstein(1)                     2002         0                     0                      0               0
   Chairman of the Board and Chief
   Executive Officer

Glen Kassan(1)                                2002         0                     0                      0               0
   President

David R. Nuzzo                                2002         171,000               0                      0         353,384(6)
   Vice President-Finance and                 2001         171,000               0                 17,000          19,567
   Administration, Treasurer and              2000         165,000               0                      0           7,365
   Secretary

Owen Farren(2)                                2002          73,544               0                      0         898,392(6)
   President and CEO                          2001         281,423               0                 20,000          30,315
                                              2000         270,000               0                      0          28,769

Jacob Cherian(3)                              2002          46,025               0                      0         250,690(6)
   Vice President                             2001         119,808               0                 17,000          20,056
   and Corporate
   Controller

(1)  Mr.  Lichtenstein was elected Chairman of the Board on January 24, 2002 and
     Chief  Executive  Officer on  February  4,  2002.  Mr.  Kassan was  elected
     President  on February 4, 2002.  Neither  Messrs.  Lichtenstein  nor Kassan
     receive direct compensation from the Company. Mr.  Lichtenstein's  services as  Chairman  of the Board and Chief  Executive  Officer  and Mr.  Kassan's
     services as President  are provided to the Company in  accordance  with the provisions  of a  management  agreement  with  New Ltd.  See  "Compensation
     Committee Report on Executive  Compensation" and "Certain Relationships and
     Related Transactions" presented below.
(2)  Owen Farren's employment with the Company was terminated effective February
     4, 2002.
(3)  Jacob Cherian was named Vice President and Corporate  Controller  effective
     January 1, 2001. He resigned from the Company effective April 26, 2002.

                                       11

(4)  Includes our matching  contributions and profit sharing  contributions made to the SL  Industries  Inc.  Savings and Pension Plan in calendar year 2000 for  Messrs.  Farren  and  Nuzzo  in the  amounts  of  $7,923  and  $6,519, respectively;  and in  calendar  year 2001 for  Messrs.  Farren,  Nuzzo and
     Cherian in the  amounts of $8,500,  $8,500 and  $5,990,  respectively.  Our contribution  to the  plan is based on a  percentage  of the  participant's elective contributions up to the maximum defined under the plan and a fixed
     percentage,   determined  annually  by  the  Board  of  Directors,  of  the participant's  total fiscal years 1999 and 2000  earnings.  Under the plan, benefits are payable at retirement as a lump sum or as an annuity.

(5)  Includes  premiums paid for group term life  insurance for Messrs.  Farren,
     Nuzzo and Cherian,  and premiums paid for an ordinary  whole life insurance policy on Mr.  Farren's life in the face amount of $1,000,000,  of which he is the owner with the right to designate beneficiaries.
(6)  Consists of payments made to Messrs.  Nuzzo, Farren and Cherian relating to insurance premiums and payments made under change-in-control  agreements in the respective amounts as follows: $828 and $352,556; $20,827 and $877,565;
     and $690 and $250,000.  See "Employment  Contracts,  Termination and Change
     -In-Control Arrangements" presented below.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

The Company did not grant  options to the Named  Executive  Officers  during the year ended December 31, 2002.

AGGREGATED  STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END STOCK
OPTION VALUES

The  following  table sets forth the number of shares  received upon exercise of stock options by each of the Named Executive  Officers during the last completed fiscal year and the  aggregate  options to purchase  shares of our common  stock held by the Named Executive Officers at December 31, 2002.

                                                       Number of Securities
                                                       Underlying                    Value of Unexercised
                                                       Unexercised Options           In-The-Money Options
                                                       At Fiscal Year End (#)        at Fiscal Year End ($)(1)
                                                       -----------------------       -------------------------

                     Acquired Upon    Value            Exercisable/                  Exercisable/
Name                 Exercise (#)     Realized ($)     Unexercisable                 Unexercisable
----                 ------------     ------------     -------------                 -------------
Warren G.
Lichtenstein                 0              0                   0/0                          0/0
Glen Kassan                  0              0                   0/0                          0/0
David R. Nuzzo               0              0         51,000/11,000                          0/0
Owen Farren            159,000        409,900                   0/0                          0/0
Jacob Cherian                0              0                   0/0                          0/0

(1)  Computed by multiplying the number of options by the difference between (i)
     the per share closing price at fiscal  year-end and (ii) the exercise price per share.

                                       12

EQUITY COMPENSATION PLAN SUMMARY

The following table sets forth information as of December 31, 2002 regarding the number of shares of Common Stock  issued and  available  for issuance  under the
Company's existing equity compensation plans:

                                                                                                     NUMBER OF SECURITIES
                                                                                                            REMAINING
                                                                                                       AVAILABLE FOR FUTURE
                                                                                                             ISSUANCE
                                                                                                          UNDER EQUITY
                                              NUMBER OF SECURITIES TO        WEIGHTED-AVERAGE           COMPENSATION PLANS
                                              BE ISSUED UPON EXERCISE      EXERCISE PRICE OF          (EXCLUDING SECURITIES
                                              OF OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,           REFLECTED
            PLAN CATEGORY                      WARRANTS AND RIGHTS           WARRANTS AND RIGHTS           IN COLUMN (a))

Equity compensation plans approved by                 (a)                         (b)                            (c)
security holders                                      808,253                   $10.22                            0

Equity compensation plans not approved by
security holders                                         0                        $0                              0

Total                                                 808,253                   $10.22                            0

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

The  Company did not grant  awards to any of its  executive  officers  under any long-term incentive plans during the year ended December 31, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs.  Schwarz  and  Wolosky  each  served  as a  member  of the  Compensation
Committee  of the Board of Directors  during the fiscal year ended  December 31,
2002.  Mr. Wolosky is a partner of Olshan  Grundman  Frome  Rosenzweig & Wolosky
LLP,  which the Company has retained as outside  counsel since January 2002. The fees  paid such  firm by the  Company  do not  exceed  5% of such  firm's  gross revenues for the fiscal year ended December 31, 2002.

EMPLOYMENT CONTRACTS, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

In 2001, the Registrant  entered into  change-in-control  agreements with senior executives and other key personnel.

In January 2002,  the five nominees of the RORID  Committee  were elected to the
Company's  eight-member  Board of Directors.  Upon the occurrence of this event,
Messrs.  Farren,  Nuzzo and Cherian each received  payment under his  respective change-in-control agreement. As a result, in January the Company paid to Messrs.

                                       13

Farren, Nuzzo and Cherian,  respectively,  $877,565, $352,556 and $250,000 under such agreements.  Under their  respective  change-in-control  agreements,  these executives  are not  entitled  to receive  any further  cash  payments,  but are entitled to receive insurance  benefits for specified time periods or until they obtain new employment, whichever occurs first.

Upon receiving their  resignations,  the Company  exercised its rights under the change-in-control  agreements to require  Messrs.  Farren,  Nuzzo and Cherian to remain in their  positions for up to ninety days.  Mr.  Farren was  subsequently terminated as Chief  Executive  Officer and  President on February 4, 2002.  Mr.
Nuzzo has continued in his position with the Company. Mr. Cherian gave notice of his termination effective April 24, 2002.

                                       14

                                PERFORMANCE GRAPH

The following  Performance  Graph  summarizes the cumulative  total  shareholder return on an investment  of $100 on July 31, 1997 in the Company's  Common Stock
for the  period  from  that  date to  December  31,  2002,  as  compared  to the cumulative  total return on a similar  investment of $100 on that date in stocks comprising the S&P Electrical  Components & Equipment Group and the Russell 2000
Stock  Index.  The  graph  assumes  the  reinvestment  of  all  dividends.   The
Performance Graph is not necessarily indicative of future performance.

                                              7/31/97  7/31/98    7/30/99  12/31/99   12/29/00
                                              -------  -------    -------  --------   --------

SL Industries, Inc.                           $100.00   $143.59   $121.80   $115.46   $114.78
S&P Electrical Components & Equipment Group   $100.00    $86.53   $120.21   $135.48   $163.54
Russell 2000 Stock Index                      $100.00   $102.31   $108.76   $123.33   $118.00

                                             12/31/01  12/31/02
                                             --------  --------

SL Industries, Inc.                           $ 58.71  $  53.19
S&P Electrical Components & Equipment Group   $127.04  $ 121.01
Russell 2000 Stock Index                      $119.21  $  93.48

--------------------

                                       15

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

The  Compensation  Committee of the Board of Directors  is  responsible  for the establishment of the level and manner of compensation of the Company's executive officers (including its Named Executive Officers). In addition, the Compensation
Committee seeks to ensure that sound  compensation  policies and practices exist and are being followed. During fiscal year 2002, the members of the Compensation
Committee were Mark E. Schwarz  (Chairman) and Steven Wolosky,  each of whom are non-employee directors of the Company.

The  following  describes the  Compensation  Committee's  compensation  policies applicable to its executive officers  (including its Named Executive  Officers), including the relationship of corporate  performance to executive  compensation, with respect to compensation reported for the last fiscal year.

The Compensation Committee believes that executive compensation should be linked to value delivered to  shareholders.  The Company's  compensation  programs have been  designed to provide a  correlation  between the  financial  success of the executive and the shareholders. Both long and short-term incentives are intended to align  the  interests  of  executives  and  shareholders  and to  reward  the executive for building value within the Company.

The functions of the Compensation  Committee are to oversee general compensation policies  for the  Company's  employees,  to  review  and  approve  compensation
packages   annually  for  the  Company's   executive   officers  and  subsidiary
presidents,  to approve cash  incentive  programs for all  subsidiaries,  and to grant  stock  options to officers  of the  Company  and other key  employees  as appropriate.  The  Company  seeks to provide  executive  compensation  that will support the achievement of the Company's  financial goals,  while attracting and retaining talented executives and rewarding superior performance.  In performing
this  function,   the  Compensation  Committee  reviews  executive  compensation surveys, the compensation levels of executive officers of companies in competing businesses  and in the Company's  geographic  markets,  and  recommendations  by
Messrs.  Lichtenstein and Kassan,  the Company's Chairman of the Board and Chief
Executive Officer and President,  respectively.  The Compensation  Committee may also from time to time consult with  independent  compensation  consultants  and others.

The  Committee's  current  philosophy is to balance  short-term  performance  of
executives  with   achievement  of  long-range   strategic  goals  resulting  in
continuously  improving  shareholder value, and to engender and preserve a sense of fairness and equity among employees,  shareholders, and customers. In keeping with  that  philosophy,  it has  set  the  following  objectives:  (1) to link a significant  portion of annual compensation  directly to operating  performance;
(2) to  promote  achievement  of the  Company's  long-term  strategic  goals and objectives;  (3) to align the  interest  of Company  executives  with  long-term shareholder  interest;  (4) to align the  interest  of  Company  employees  with long-term  shareholder  interest;  and  (5) to  attract,  retain,  and  motivate executives critical to the Company's long-term success.

The Company's  executive  compensation  program consists of base salary,  annual cash  bonus  incentive,  and stock  options.  (Along  with all other  employees, executives also participate in one of the Company's defined contribution pension plans.)  Salary  levels of  executive  officers  are  reviewed  annually  by the
Compensation  Committee.  In order to align the interests of executive  officers with long-term shareholder interest,  bonus payments are awarded only if Company performance  targets are met. If the Company  performance targets are met, bonus payments are based on the  achievement  of such targets and the  achievement  of
individual  performance  goals,  including  certain  non-financial   performance
measurements  such as  improvements  in  productivity,  improvement  of  product quality,  development and introduction of new products,  and relationships  with customers.

                                       16

Bonus amounts are  calculated  after fiscal  year-end  financial  results become available to the  Compensation  Committee and are determined in accordance  with guidelines  established  by  the  Compensation  Committee.  Compensation  in any
particular  case will vary on the basis of the  Company's  annual and  long-term performance as well as individual performance.

No  specific  weight  or  relative   importance  was  assigned  to  the  various
non-quantitative  factors and  compensation  information  which the Compensation
Committee  considered.  Accordingly,  the  Company's  compensation  policies and practices  may be deemed  informal and  subjective,  although they were based on both  the  financial  and  non-financial  factors  and  detailed  considerations described above.

The Compensation Committee believes stock options and stock ownership contribute to the aligning of the  executive's  interests  with those of the  shareholders.
From time to time, the  Compensation  Committee has provided long term incentive compensation in the form of stock options where  appropriate as compensation for its executive  officers.  In determining  whether individual stock option grants will be made,  the  Compensation  Committee  evaluates  each  participant's  job responsibilities  and performance during the last completed fiscal year, as well as the  perceived  potential  that the  individual  has in  contributing  to the success of the  Company.  The Company did not grant any options to  employees in
2002 because the Company's stock option plans were expired.

Mr. Lichtenstein's services as Chairman of the Board and Chief Executive Officer
and Mr. Kassan's services as President are provided to the Company in accordance with the  provisions of a management  agreement  with Steel  Partners Ltd. Under this agreement,  Steel Partners Ltd. provides management services to the Company for an annual fee plus all reasonable and necessary  business  expenses incurred in the  performance of such services.  The aggregate  annual fee paid under this agreement for fiscal year 2002 was $362,000.  Neither Messrs.  Lichtenstein  nor
Kassan receives direct compensation from the Company. The Compensation Committee considers the management  services provided by Steel Partners Ltd.  important to achieving the Company's objectives and believes the fees paid are less than what the  Company  would have to pay a Chief  Executive  Officer and  President.  See
"Certain Relationships and Related Transactions."

The  Company  did not pay cash  bonuses  or grant  stock  options  to its  Named
Executive Officers for fiscal year 2002.

                                Sincerely yours,

                                COMPENSATION COMMITTEE
                                Mark E. Schwarz
                                Steven Wolosky

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Warren  Lichtenstein,  Chairman of the Board and Chief Executive  Officer of the
Company, and Glen Kassan, a director and President of the Company, are executive officers of New Ltd., which provides  management  services to the Company for an annual fee plus all reasonable and necessary  business  expenses incurred in the performance of such  services.  The fee paid under this agreement in fiscal year
2002 was $362,000.

Steven Wolosky, a director of the Company, is a partner of Olshan Grundman Frome
Rosenzweig  & Wolosky  LLP,  which the Company has  retained as outside  counsel since January  2002.  The fees paid such firm by the Company do not exceed 5% of such firm's gross revenues for the fiscal year ended December 31, 2002.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR" THE  ELECTION  OF EACH OF THE
NOMINEES.

                          REPORT OF THE AUDIT COMMITTEE

The Audit  Committee  assists the Board in  fulfilling  its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee meets the criteria for being "independent" set forth under American Stock Exchange Rule P.
10,021,  Sec. 121. During the fiscal year ended December 31, 2002, the Committee met six times.

In discharging its responsibility for oversight of the audit process,  the Audit
Committee obtained from the independent  auditors,  Grant Thornton LLP, a formal written  statement  describing  any  relationships  between the auditors and the
Company  that  might  bear on the  auditors'  independence  consistent  with the
Independent Standards Board Standard No. 1, "Independence Discussions with Audit
Committees," and discussed with the auditors any relationships that might impact the  auditors'  objectivity  and  independence  and  satisfied  itself as to the auditors' independence.

The  Committee  discussed  and  reviewed  with  the  independent   auditors  the
communications  required by generally  accepted  auditing  standards,  including those  described  in  Statement  on  Auditing  Standards  No.  61,  as  amended,
"Communication  with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the fiscal year ended December 31, 2002.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors.  Management has the  responsibility  for  preparation of the Company's financial  statements and the independent  auditors have the  responsibility for examination of those statements.

                                       18

Based upon the  above-mentioned  review and discussions  with management and the independent auditors,  the Committee recommended to the Board that the Company's audited  financial  statements be included in its Annual Report on Form 10-K for the fiscal year ended  December 31,  2002,  for filing with the  Securities  and
Exchange Commission.

                                                   AUDIT COMMITTEE
                                                   Avrum Gray
                                                   Mark Schwarz
                                                   J. Dwane Baumgardner

            ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Grant Thornton LLP to serve as the Company's independent auditors. Grant Thornton LLP has served as the Company's independent auditors  since  July  2002.  While it is not  required  to do so,  the Board of
Directors is  submitting  the  selection of Grant  Thornton LLP as the Company's
independent   auditors  for  the  fiscal  year  ending   December  31,  2003  to
shareholders  for  ratification in order to ascertain the  shareholders'  views.
Such  ratification  of the  selection  of Grant  Thornton  LLP will  require the affirmative  vote of the holders of a majority of the shares of Common  Stock of the Company  entitled to vote thereon and represented at the Meeting.  The Board of Directors will reconsider its selection should the shareholder votes evidence disapproval.

On July 18, 2002, the Company announced that it dismissed Arthur Andersen LLP as
its  independent   accountants  and  engaged  Grant  Thornton  LLP  as  its  new independent  accountants.  The decision to dismiss Arthur Andersen and to engage
Grant  Thornton  LLP was  recommended  by the  Audit  Committee  of the Board of
Directors and approved by the Board of Directors.

Arthur  Andersen's  reports on the Company's  financial  statements  for the two years ended  December  31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer  of opinion,  nor were they  qualified or modified as to audit scope, or accounting principles.

However,  as a result  of an  impairment  charge  related  to the  write  off of intangible  assets of a  subsidiary  of the Company  recognized  at December 31,
2001,  the Company was in  violation  of its net income  covenant for the fourth quarter of 2001 under its revolving credit facility.  Additionally,  on March 1,
2002 the Company  received a notice from its lenders under the revolving  credit facility  stating that the Company is currently in default  under the  revolving credit  facility  due  to  its  failure  to  meet a  scheduled  debt  reduction.
Consequently,  Arthur  Andersen's  report for the period ended December 31, 2001 dated  March 15, 2002 did contain the  following  paragraph:  "The  accompanying financial  statements have been prepared assuming that the Company will continue as a  going  concern.  As  discussed  in  Note 1 to the  consolidated  financial statements,  the Company was in technical  default  under its  revolving  credit facility at December  31, 2001 and an  additional  event of default  occurred on
March 1, 2002.  Due to these  events of default,  the lenders  that  provide the revolving credit facility do not have to provide any further  financing and have the  right to  terminate  the  facility  and  demand  repayment  of all  amounts outstanding.  The existence of these events of default raises  substantial doubt about the Company's ability to continue as a going concern.  Management's  plans in  regard  to this  matter  are  also  described  in Note 1.  The  consolidated financial  statements do not include any adjustments  that might result from the outcome of this uncertainty."

                                       19

On May 23, 2002, the Company and its lenders  reached an agreement,  pursuant to which the  lenders  granted a waiver of default and  amended  certain  financial covenants  of the  revolving  credit  facility,  so that the Company was in full compliance  with the  revolving  credit  facility  after  giving  effect to this agreement.

During the  Company's  two most recent  fiscal  years and through July 18, 2002, there were no  disagreements  with Arthur  Andersen on any matter of  accounting principles or practices,  financial  statement  disclosure or auditing  scope or procedure which, if not resolved to Arthur Andersen's  satisfaction,  would have caused them to make  reference to the subject  matter in  connection  with their report on the Company's  consolidated  financial  statements for such years, and there were no reportable  events as defined in Item  304(a)(1)(v)  of Regulation
S-K.

During the  Company's two most recent  fiscal years and the  subsequent  interim periods  through  July 18,  2002,  it did not consult  with Grant  Thornton  LLP regarding the application of accounting  principles to a specified  transaction, either  completed  or  proposed,  or the type of  audit  opinion  that  might be rendered  on the  Company's  consolidated  financial  statements,  or any  other matters or events as set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

AUDIT FEES
----------

The  Company was billed an  aggregate  of  $372,961  by Grant  Thornton  LLP for professional  fees rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, the reviews of the Company's  financial  statements included in the Company's quarterly reports on Form 10-Q during the fiscal year ended  December  31, 2002 and for  statutory audits of the Company's foreign subsidiaries.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES
-----------------------------------------------------------

Grant  Thornton LLP did not perform any  services for the Company in  connection with: (i) the direct or indirect operation,  or supervision of the operation of, the Company's  information  system or  management  of the  Company's  local area network;  or (ii) the design or  implementation  of hardware or software systems that  aggregate  source data  underlying the Company's  financial  statements or generate  information that is significant to the Company's financial  statements taken as a whole, for the fiscal year ended December 31, 2002.

ALL OTHER FEES
--------------

The  Company  was  billed an  aggregate  of $54,320  by Grant  Thornton  LLP for professional  fees rendered in connection  with the provision of services  other than those  described  in the "Audit  Fees" and  "Financial  Information  System
Design  and  Implementation  Fees"  sections  above for the  fiscal  year  ended
December 31, 2002. Such fees were related primarily to tax matters.

The Audit Committee of the Board of Directors  considered  whether the provision of non-audit  services by Grant Thornton LLP was compatible  with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton
LLP's independence was not compromised.

Representatives  of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate  questions.  Such  representatives  will have the opportunity to make a statement if they desire to do so.

                                       20

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION
OF GRANT THORNTON LLP.

                              SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in  connection  with the next annual  meeting of  shareholders  of the  Company, shareholder proposals for such meeting must be submitted to the Company no later than December 31, 2003.

                                  OTHER MATTERS

So far as now known,  there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals  that may legally come before the  Meeting or any  adjournment  thereof,  in  accordance  with the discretion of the persons named therein.

                                  ANNUAL REPORT

The  Company is  concurrently  sending all of its  shareholders  of record as of
April 22,  2003 a copy of its  Annual  Report on Form 10-K for the  fiscal  year
ended  December  31,  2002.  Such  report   contains  the  Company's   certified
consolidated  financial  statements for the fiscal year ended December 31, 2002, including that of the Company's subsidiaries.

Whether or not you intend to be  present at this  Meeting  you are urged to sign and return your proxy promptly.

                       By order of the Board of Directors,
                       Warren Lichtenstein
                       Chairman

Mt. Laurel, New Jersey
April 29, 2003

A COPY OF THE COMPANY'S  ANNUAL REPORT ON FORM 10-K AND ANY  AMENDMENTS  THERETO
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER
SHAREHOLDER  INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT.  TO
OBTAIN  ADDITIONAL  COPIES  WITHOUT  CHARGE,  PLEASE  WRITE TO:  DAVID R. NUZZO,
SECRETARY,  SL INDUSTRIES,  INC., 520 FELLOWSHIP  ROAD, SUITE A-114, MT. LAUREL,
NEW JERSEY 08054.

                                       21

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               SL INDUSTRIES, INC.

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS
                                  May 29, 2003

            The undersigned, a shareholder of SL Industries,  Inc., a New Jersey corporation  (the "Company"),  does hereby appoint Warren  Lichtenstein and Glen
Kassan,  and each of them (with full  power to act  alone),  the true and lawful attorneys  and  proxies  with full power of  substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the  Company  which the  undersigned  would be  entitled  to vote if  personally present at the 2003 Annual Meeting of  Stockholders of the Company to be held at the Warwick Hotel,  65 West 54th Street,  New York, New York on May 29, 2003, at
1:30 P.M., Eastern Time, or at any adjournment or postponements thereof.

            The undersigned hereby revokes any proxy or proxies heretofore given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement,  both dated April 29, 2003, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                        CONTINUED TO BE COMPLETED, SIGNED
                          AND DATED ON THE REVERSE SIDE

                                       22

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

     1.   ELECTION OF DIRECTOR  NOMINEES.  For the election as directors for the ensuing year of all nominees listed below (except as indicated below).

                                                            NOMINEES:
     [  ] FOR ALL NOMINEES                                  [  ] WARREN G. LICHTENSTEIN
                                                            [  ] GLEN KASSAN
                                                            [  ] J. DWANE BAUMGARDNER
     [  ] WITHOLD AUTHORITY FOR ALL NOMINEES                [  ] MARK E. SCHWARZ
                                                            [  ] JAMES HENDERSON
                                                            [  ] STEVEN WOLOSKY
     [  ] FOR ALL EXCEPT (See instructions below)           [  ] AVRUM GRAY
                                                            [  ] JAMES A. RISHER

INSTRUCTION:  To withhold authority to vote for any individual nominee(s),  mark
"FOR  ALL  EXCEPT"  and  fill in the  circle  next to each  nominee  you wish to withhold, as shown here: [X]

     2.   RATIFICATION   OF  THE  APPOINTMENT  OF  GRANT  THORNTON  LLP  AS  THE
          INDEPENDENT  PUBLIC  ACCOUNTANTS  OF THE  COMPANY  FOR THE FISCAL YEAR
          ENDING DECEMBER 31, 2003.

               FOR [      ]   AGAINST  [      ]    ABSTAIN [      ]

     3.   DISCRETIONARY  AUTHORITY:  To vote with  discretionary  authority with respect to all other  matters that may come before the Meeting and any adjournment of postponement thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  UNLESS
OTHERWISE  SPECIFIED,  THIS  PROXY WILL BE VOTED TO ELECT THE  DIRECTORS  AND TO
RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC
ACCOUNTANTS.

To change the address on your account please check the box at right and indicate your new  address  in the  address  space  above.  Please  note that  changes to registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder__________________                  Date:______________
Signature of Stockholder__________________                  Date:______________

NOTE:  Please sign as your name or names  appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor,  administrator, attorney,  trustee or guardian, please give full title as such. If the signer is a  corporation,  please sign full  corporate  name by duly  authorized  officer, giving  full  title  as  such.  If  signer  is a  partnership,  please  sign  in partnership name by authorized person.

                                       23